Changes in the Group structure - Major business combinations, Marathon Oil Libya Limited (Details) - Marathon Oil Libya Limited $ in Millions	Mar. 01, 2018 USD ($)
Major business combinations
Acquisition cost	$ 451
Purchase price allocation
Intangible assets	485
Tangible assets	11
Other assets and liabilities	(69)
Net debt	24
Fair value of consideration transferred	$ 451
Waha Concessions
Major business combinations
Percentage of acquired entity's interest in joint operation	16.33%